Forward-Looking Information Information in this presentation, which is not historical, includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A number of forward-looking statements are contained in this presentation, including, but not limited to, 2005 Revenue Goal, growth in HEI-served markets, anticipated sales growth and market share growth, and estimated revenue. All such forward-looking statements involve risks and uncertainties--including, without limitation, adverse business or market conditions, the ability of HEI to secure and satisfy customers, the availability and cost of materials from HEI's suppliers, adverse competitive developments, changes in or cancellation of customer requirements, and other risks detailed from time to time in HEI's SEC filings--which could cause actual results to differ materially from the forward-looking statements.

HEI Purpose: Deploying advanced technology to make a positive difference in people's lives. HEI Mission: To be the premier one-stop shop for high technology design, development and manufacturing for our target markets. Who We Are: HEI is an Electronics Manufacturing Services Company that designs, develops and manufactures products for OEM customers, utilizing proprietary processes and technology platforms

Key Statistics NasdaqNM Ticker Stock Price (3.1.05) Market Capitalization 52 Week Price Range Average Volume (3 months) Cash (11.30.04) Short Term Debt (11.30.04) HEII $3.33 $27.8M $1.11 - $3.87 (Based on closing prices) 47,000 shares $304KK $2.8M

Company Overview Founded in 1968 New management 2003 Leading specialty Electronics Manufacturing Services company Markets include: Medical, Communications and Industrial Manufacturing Facilities: Minnesota (2) - 70,000 square feet Colorado (1) - 150,000 square feet Arizona (1) - 25,000 square feet. 435 FTE employees worldwide(1/31/05) Fiscal Year End - August 31

HEI Comprehensive Suite of EMS Solutions EMS Assembly Core System Level / Class III Medical Device Assembly Software V&V Flex & Ceramic Substrates Distrib / Fulfillment Design Services (DFX) Depot Repair & Service Microelectronics Assembly RFID Solutions $4M $4M $24M $4M $15M $2M $2M $1M 2005 Revenue Goal - $56M Est.

Design Services HEI-wide activity focused on Design for Manufacturability, Quality, Cost and Test Utilizes depth of engineering talent across HEI Organization: Electrical, Mechanical, Optical, Medical, Software, Process, quality and Test engineers HEI manages the development and manufacturing of complex medical products by controlling the process through six key phases: Concept and Feasibility Product Definition and Architecture Design Prototype Pre-Production Pilot Production Production Focused on time & budget - Developing manufacturable solutions

Substrate Manufacturing 25,000 square foot facility in Tempe, AZ Set up to meet demanding performance requirements for medical implantable, medical imaging and hearing products: Complex, dense substrates incorporating high functionality in the smallest possible real size Platform to integrate circuit and cable into one solution Flexible, rugged materials Cost competitive Reliable delivery and quality HEI is one of the only EMS companies with internal flex substrate capability CT Circuit Pacemaker Circuit Hearing aid Circuit

Microelectronics Solutions 50,000 Square Foot facility in suburb of Minneapolis. HEI deploys its Microelectronics capabilities to provide advanced solutions that require: Miniaturization - integrating the maximum functionality into the smallest possible space. Hearing aid and implantable medial devices require very dense circuit configurations Optimized electrical signals - many circuits require the shortest signal path possible in order to function correctly. HEI's microelectronics solutions enable this for Medical imaging - (MRI, Digital X-Ray, CT) and high frequency communications products. 3. Extended battery life - smaller circuit size and a better signal path extend battery life for implantable medical devices such as insulin pumps and defibrillators Cochlear Implant Insulin Pump Implantable Defibrillator

RFID Identification Solutions HEI provides reliable, high performance Radio Frequency Identification (RFID) Solutions. Formats include module assemblies, and standard & custom tags & labels Applications include: Inventory Control Hospital Medical: Patient ID, medical equipment tracking, drug verification, re-use avoidance Anti-theft detection: Access & control Solutions feature Active & Passive Tags @ 125KHz & 415Kz, 900MHz & 2.5Ghz Custom design of RFID tags Volume production of RFID tags Reader sourcing- specific to application Customized software and connectivity options

System Level / Class III Medical Solutions HEI manufactures electronic and electromagnetic medical devices in a 150,000 Square Foot facility in Boulder, CO HEI has an experience team that manufactures complex systems such as: Therapeutic Devices, Biotechnology Systems, Lab Automation and Diagnostic Imaging Systems We provide the following services when manufacturing the entire system solution: Assembly and test procedures Fixtures and tooling Product cost reduction Six-Sigma, lean-flow Manufacturing HEI's quality team enables Class III Medical customers to achieve FDA pre-market submission and provides expertise to meet and maintain OEMs' FDA qualification requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements requirements MRI Subsystems Hematology System

Software - Validation & Verification HEI's V&V experts work with large medical OEMs to ensure that the OEMs' hardware performs to specification. HEI provides: Independent Code Review Unit Testing and Coverage reports Integration Testing Requirements Management System Test Scripts Stress Testing Tool Validation HEI successfully accomplishes this work in accordance with OEMs' schedule & budget. Infusion Pump

Distribution & Fulfillment HEI has developed a small but growing business by providing logistical support to key OEM customers. HEI reduces total cost and lead-times by: Customer Demand Based Manufacturing (accessing OEMs' order system and basing build schedule on actual demand) Managing inventory up and down the supply-chain Mitigating demand fluctuations by providing finished goods inventories in bonded warehousing Shipping direct to OEM's customers or to established distribution system Invoicing OEMs' customers directly

Depot Repair & Service HEI provides contract depot repair and service solutions for medical imaging and therapeutic applications for OEMs and specialized service companies Services include: Decontamination Troubleshooting Repair or Replacement Warranty and Ex-Warranty Repair Retest & Re-qualification Documentation control & maintenance

Focus Markets The components and assemblies HEI manufactures are targeted at the following markets: Medical: Hearing Aids and Implantable Hearing Devices, Therapeutic & Diagnostic Hardware, Implantable Device Electronics, Imaging Hardware and Software Communications: Optical Processors and High Frequency Chip Carriers Industrial: Anti-Theft, Inventory Control, Manufacturing, and Financial

HEI Markets HEI-served available markets are estimated at $3.37 Billion in 2004, growing to $6.16 Billion in 2008 Turning Technology to Your Advantage

HEI Competitors

HEI Segments	•Competition
Flex	• Dyconnex, Switzerland • Details, CA
Microelectronics	• Valtronic, Switzerland, • Natel, CA •Teledyne, CA • Crane-Interpoint, WA • Maxtek, OR
EMS Box Assembly	• Sparton, MI • Plexus, WI • KMC, NH • PEMSTAR, MN • TriVirix, MN • Benchmark, TX • SCI-Sanmina, CA • Solectron, CA • Flextronics, CA • Jabil, FL

Turning Technology to Your Advantage HEI INC

HEI Advantages / Core Competencies Fully integrated medical-oriented outsource business from substrate through hardware to software: Reduced time risk to market - integrated supply chain Cost effective - no margin stacking Technical leverage - design engineering talent, proprietary IP and platforms World class medical, six-sigma lean flow manufacturing Regulatory Expertise

Key Customers Key Customers

HEI Revenue 2001 - 2005

HEI Sales Growth & Market Share Goals HEI's sales goal is to increase from $43M in 2004 to $124M in 2008. HEI's share of its served available markets is targeted to grow from 1.6% in 2004 to 2.4% in 2008 Turning Technology to Your Advantage 43 124

HEI Operating Results

	2004 Actual	% of Rev.	Q1 2005 Actual	% of Rev
Revenue	$43.3M	100%	$14.1M	100%
COGS	39.2M	90%	11.1M	78%
S	3.3M	8%	0.7M	5%
G&A	5.7M	13%	1.3M	9%
R&D	3.1M	7%	0.8M	6%
Operating Income	(7.9M)	(18%)	0.1M	1%

Turning Technology to Your Advantage HEI INC

Why HEI? Strong, experienced management team Playing in robust, expanding markets Achieving customer acquisition & growth by leveraging the benefits of a fully integrated HEI Focused on profitable and sustainable growth Offering real shareholder value